FIRST OMAHA FUNDS

                                   Supplement
                               DATED MAY 25, 1999
                               to the Prospectus
                              DATED JULY 10, 1998

THE BOARD OF DIRECTORS OF THE FIRST OMAHA FUNDS, INC. HAS APPROVED CERTAIN CHANGES RELATING TO THE FIRST OMAHA U.S. GOVERNMENT OBLIGATIONS FUND (THE "FUND"). THESE CHANGES ARE DESCRIBED BELOW. EACH OF THE CHANGES WILL BE EFFECTIVE COMMENCING ON JUNE 15, 1999. THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

-CHANGE OF NAME. The name of the First Omaha U.S. Government Obligations Fund will be changed to the First Omaha U.S. Government Money Market Fund. The purpose of the change is to make it easier to identify the Fund by its name as a money market fund.

-EXPANSION OF INVESTMENT POLICIES. The First Omaha U.S. Government Obligations
 Fund's authority to invest in the securities of agencies or instrumentalities of the U.S. government is currently limited to those which are backed by the full faith and credit of the U.S. government. The Fund's investment adviser has indicated it may be able to increase the yield of the Fund if its investment policies are expanded to permit investments in agency or instrumentality securities that are not backed by the full faith and credit of the U.S. government. No assurances can be given that these obligations will be used and if used that the Fund's yield will actually increase. Under the expanded policies adopted by the Board, the Fund may invest not only in obligations of certain agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the U.S. government, but also in such obligations that are supported only by the right of the issuer to borrow from the U.S. Treasury (such as those of the Federal National Mortgage Association), by the discretionary authority of the U.S. government to purchase the agency's obligations (such as those of the Student Loan Marketing Association and the Federal Home Loan Banks), or by the credit of the instrumentality (such as those of the Federal Farm Credit Banks). No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The First Omaha U.S. Government Obligations Fund will invest in the obligations of such agencies or instrumentalities only when the Fund's investment adviser determines that they present minimal credit risks.

-VALUATION OF SHARES. The Board of Directors has approved a change in the time at which the First Omaha U.S. Government Obligations Fund's net asset value is determined and its shares are priced from 2:00 p.m. Eastern Time to 4:00 p.m. Eastern Time on each "Business Day" (as that term is defined in the Prospectus). Pursuant to this change, any orders to purchase shares of the Fund received prior to 4:00 p.m. on any Business Day will be executed at the net asset value determined that day, and any orders received after 4:00 p.m. will be executed at the next determined net asset value.

If you have questions about these new policies, please call First Omaha Funds at 1-800-OMAHA-03.

(LOGO) FIRST OMAHA
       FAMILY OF FUNDS

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